UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
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(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way

Woburn, MA

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(Address of principal executive offices)

01801

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(Zip code)

(781) 994-0300

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On September 30, 2013, ArQule, Inc. (the “Registrant”) reported that data presented at the European Cancer Congress demonstrated clinical benefits of treatment with the combination of tivantinib and erlotinib in patients with non-squamous, non-small cell lung cancer whose tumors expressed high levels of met protein.

The Registrant’s press release dated September 30, 2013, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Text of press release dated September 30, 2013 reporting data demonstrating clinical benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence President and Chief Operating Officer

September 30, 2013

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